UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2006

GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24189

(Commission File Number)

65-0488983

(IRS Employer Identification No.)

1 E. Liberty St., Suite 6000, Reno, Nevada 89501

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 686-6078

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 16, 2006, William Whittle joined our company, becoming our Secretary.

Mr. Whittle has worked in the mining industry since 1992 and serves as director and vice-president of Big Bear Gold Corporation of Delaware and director and president of Canadian Mono Mines Inc. of British Columbia, Canada. Mr. Whittle previously served as the President of General Gold Corporation.

D/JLM/891235.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

/s/ Stephen Parent

Stephen Parent

President and Chief Executive Officer

Date: August 16, 2006